UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 25, 2011

TBS INTERNATIONAL PLC
(Exact name of Registrant as Specified in its Charter)

Ireland	001-34599	98-0646151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

Block A1 Vision Consulting East Point Business Park Fairview Dublin 3, Ireland
(Address of principal executive offices)

+1 353(0) 1 618 0000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

TBS International plc (the "Company") filed a Form 8-K (the "Form 8-K") on January 31, 2011 to report that it had entered into amendments to its various credit facilities.  In making such filing, the Company omitted certain confidential information from Schedule 5.27 (the "Schedule") of Exhibit 10.1 (the "Exhibit").  The Securities and Exchange Commission has requested that the Company amend the filed version of the Schedule to include certain information that previously was omitted.  Accordingly, the Company is filing this amendment to the Form 8-K.  Exhibit 10.1 hereto shall be deemed incorporated by reference into Items 1.01 and 2.03 of the Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1
Second Amended and Restated Credit Agreement, dated as of January 27, 2011, by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank (portions of this exhibit have been omitted pursuant to a request for confidential treatment and such portions have been separately filed with the Securities and Exchange Commission).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC
Date: March 23, 2011	By:	/s/ Ferdinand V. Lepere
		Name:	Ferdinand V. Lepere
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Amended and Restated Credit Agreement, dated as of January 27, 2011, by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank (portions of this exhibit have been omitted pursuant to a request for confidential treatment and such portions have been separately filed with the Securities and Exchange Commission).